UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 15, 2013

Patriot Berry Farms, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-174894	38-3832726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

One World Trade Center, 121 SW Salmon Street, Suite 1100
Portland, OR 97204
(Address of principal executive offices)

(503) 505 6946
 (Issuer’s telephone number)

Copy of Communication to:
Befumo & Schaeffer, PLLC
1629 K St. NW #300
Washington, DC 20006
Phone: (202) 973-0186
Fax: (202) 478-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4).

Explanatory Note:

On August 26, 2013, Patriot Berry Farms, Inc. (the “Company’) reported on Form 8-K that it had, on August 20, 2013, entered into a contract for the purchase of a blueberry farm in Levy County, Florida (the “Harmon Farm”) for the purchase price of $400,000.   This Current Report on Form 8-K is being filed to disclose the closing of the Company’s purchase of the Harmon Farm.

Forward Looking Statements:

This Current Report on Form 8-K contains "forward-looking statements" which represent the Company's current expectations or beliefs, including statements concerning Company’s operations, performance, financial condition and growth.  For this purpose, any statements contained in this report that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "anticipation", "intend", "could", "estimate", or "continue" or the negative or other comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, such as credit losses, dependence on management and key personnel and variability of quarterly results, ability of registrant to continue its growth strategy and competition, certain of which are beyond the registrant's control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2013, the Company closed its purchase of the Harmon Farm, pursuant to the terms of the purchase agreement, previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed and effective August 26, 2013. The Company will draw on the expertise of its management team to maximize the yields and returns of the Harmon Farm.

The Harmon Farm is the Company’s first blueberry farm, and represents a major step in the implementation of the Company’s business plan.  In 2007 Florida’s commercial blueberry crops yielded gross receipts of almost $33 million, ranking Florida seventh nationally in blueberry revenues, and accounting for 8.6 percent of the total value of the U.S. blueberry crop.1  And in 2012, there were more acres of blueberries harvested in Florida than in any of the previous 10 years.2 The Company, through its management and advisors, has identified other blueberry farms as acquisition candidates, and expects to acquire several additional blueberry farms during 2014.

1 see Berry Production for Your Small Farm, University of Florida, IFAS Extension http://smallfarms.ifas.ufl.edu/alternative_enterprises/Articles/Article14-England.pdf

2 see Cultivated blueberries: Commercial acreage, yield per acre, production, and season-average grower price in Florida, 1992-2012,  U.S. Department of Agriculture, Economic Research Service

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Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Number	Exhibit Description

*	Purchase Agreement

*    Previously filed as Exhibit 10.2 to the Company’s 8-K, filed and effective August 26, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATRIOT BERRY FARMS, INC.

Date: November 18, 2013	By:	/s/ Alexander Houstoun-Boswall
Name: Alexander Houstoun-Boswall
Title: President (Principal Executive Officer) and Treasurer (Principal Financial Officer)

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